Inventories - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Classes of current inventories [abstract]
Raw materials	¥ 1,940,119	$ 299,804	¥ 1,500,034
Work in progress	33,211	5,132	35,688
Finished goods	2,497,865	385,991	1,288,415
Total inventories at the lower of cost and net realizable value	¥ 4,471,195	$ 690,927	¥ 2,824,137